UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 7, 2007

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York 10022
(Address of principal executive offices)
212-710-4100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 2.1

Item 1.01. Entry into a Material Definitive Agreement.
     This Current Report on Form 8-K/A is being filed by Aldabra 2 Acquisition Corp. (the “Company”) to amend and supplement the Company’s Current Report on Form 8-K (the “Prior Report”), dated and filed with the Securities and Exchange Commission (“SEC”) on September 7, 2007. The Prior Report, among other matters, announced that on September 7, 2007, the Company entered into a Purchase and Sale Agreement (“Purchase Agreement”), by and among Boise Cascade, L.L.C., Boise Paper Holdings, L.L.C., Boise White Paper, L.L.C., Boise Packaging & Newsprint, L.L.C., Boise Cascade Transportation Holdings Corp., the Company and Aldabra Sub LLC.
     The description of the Purchase Agreement contained in the Prior Report is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Purchase Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified in information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules. These disclosure schedules contain information that has been included in the parties’ prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	Purchase and Sale Agreement, by and among Boise Cascade, L.L.C., Boise Paper Holdings, L.L.C., Boise White Paper, L.L.C., Boise Packaging & Newsprint, L.L.C., Boise Cascade Transportation Holdings Corp., Aldabra 2 Acquisition Corp. and Aldabra Sub LLC
Where to Find Additional Information
The Company plans to file with the SEC a proxy statement in connection with the proposed transaction. Investors are urged to carefully read the proxy statement and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the transaction. Copies of the proxy statement and other documents filed by the Company will be available at the Web site maintained by the SEC at www.sec.gov.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s Registration Statement on Form S-1 (Registration Nos. 333-141398 and 333-143890), which was filed with the SEC on March 19, 2007, and subsequent amendments thereto. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC in connection with the proposed transaction.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDABRA 2 ACQUISITION CORP.
By:	/s/Jason Weiss
	Name:	Jason Weiss
	Title:	Chief Executive Officer

Date: September 12, 2007